EXHIBIT 99.1

Lightwave Logic Reports Receipt of Positive Initial Results from Potential Microelectronics Customer

April 2, 2013

Targeted Development Effort with Perkinamine Indigo™ is Now Underway

NEWARK, Del., April 2, 2013 /PRNewswire/ -- Lightwave Logic, Inc. (OTCQB: LWLG), a technology company focused on the development of a Next Generation Non Linear Optical Polymer Materials Platform and Optical Devices for applications in high speed fiber-optic data communications and optical computing, announced today that preliminary testing results on devices recently coated with Perkinamine Indigo™ demonstrated several of the key performance parameters desired by our potential microelectronics customer.  The areas tested included film quality, optical throughput, insertion loss, thermal stability, poling signature and electro-optic modulation.

Tom Zelibor, Chairman and Chief Executive Officer of Lightwave Logic commented, "After reviewing the results with our potential customer, we are confident that Perkinamine Indigo™ has several desirable characteristics that give us a competitive advantage.  The microelectronics company has expressed similar satisfaction with these results and has requested to use our Perkinamine Indigo™ chromophore with a proprietary host polymer they are evaluating.

"We are very satisfied with these initial results which were in line with several of our own internal tests.  While we remain unaware of the specific application, we do know that Perkinamine Indigo™ has passed the first hurdle for many of the requirements.  The task at hand for us is to optimize certain engineering aspects by realigning our internal research to work more closely with our potential customer to address this exciting opportunity."

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Lightwave Logic, Inc. is a development stage company that produces prototype electro-optic demonstration devices and is moving toward commercialization of its high-activity, high-stability organic polymers for applications in electro-optical device markets. Electro-optical devices convert data from electric signals into optical signals for use in high-speed fiber-optic telecommunications systems and optical computers. For more information, please visit the Company's website www.lightwavelogic.com.

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For Further Information Contact:

Steven Cordovano
Lightwave Logic
203-952-6373
steve@lightwavelogic.com